UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 12, 2016

ASHFORD INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36400	46-5292553
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

    Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On April 12, 2016, Ashford Inc. (the “Company”) held its special meeting of stockholders. As of the close of business on March 7, 2016, the record date for the special meeting, there were 2,010,121 shares of the Company’s common stock outstanding and entitled to vote. At the special meeting, 1,718,456 shares, or approximately 85% of the eligible voting shares, were represented either in person or by proxy.

At the special meeting, the stockholders voted on the following items:

Proposal 1: To approve the contribution of substantially all of the Company’s assets and all of the Company’s business operations to Ashford Advisors, Inc. pursuant to the transaction documents in connection with the transaction with Remington Holdings, LP (“Remington”). This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes

1,375,364	317,486	25,606	0

Proposal 2: To approve the potential issuance of shares of the Company’s common stock that may occur pursuant to the transaction documents in connection with the transaction with Remington, in one or more of the following events: (a) as consideration for the potential future purchase of the 20% limited partnership interest in Remington retained by Archie Bennett, Jr., Monty J. Bennett and MJB Investments, LP (the “Bennetts”); (b) as consideration for the potential future acquisition of the common stock of Ashford Advisors, Inc. issued to the Bennetts; (c) as consideration for the potential future acquisition of the preferred stock of Ashford Advisors, Inc. issued to the Bennetts and Mark A. Sharkey; or (d) upon the conversion of preferred stock of the Company that potentially may be issued in exchange for the preferred stock of Ashford Advisors, Inc. issued to the Bennetts and Mark A. Sharkey. This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes

1,375,425	319,147	23,884	0

In connection with the special meeting, the Company also solicited proxies with respect to the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal 1 and/or Proposal 2. As there were sufficient votes at the time of the special meeting to approve Proposal 1 and Proposal 2, adjournment or postponement of the special meeting was not necessary or appropriate, and such proposal was not submitted to the Company’s stockholders for approval at the special meeting.

ITEM 7.01     REGULATION FD DISCLOSURE
On April 13, 2016, the Company issued a press release announcing the results of the special meeting. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of the Company, dated April 13, 2016.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2016

ASHFORD INC.
By: /s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel